VOICE MOBILITY ACQUISITION AGREEMENT


     AGREEMENT (the "Agreement") is made this 24th day of June, 1999 by and among

     VOICE MOBILITY INTERNATIONAL, INC., a Nevada corporation, with an office at 701-543 Granville Street, Vancouver, British Columbia V6C 1X8 ("VMII"),

     3620697 CANADA, INC., a corporation incorporated under the Canada Business Corporations Act, with an office at 701-543 Granville Street, Vancouver, British Columbia V6C 1X8 ("Cancorp"),

     VOICE MOBILITY INC., a corporation incorporated under the Canada Business Corporations Act, with its registered office at 701-543 Granville Street, Vancouver, British Columbia V6C 1X8 ("VMI"),

     E. W. G. INVESTMENTS LTD. a British Columbia corporation, with its registered address at 701-543 Granville Street, Vancouver, British Columbia V6C 1X8, Canada ("EWG"),

     JAMES  JOSEPH  HUTTON  of  6442-180th  Street,   Surrey,  British  Columbia
("Hutton"),

     JASON DAVID CORLESS of 312-3277 Glasgow Avenue, Victoria, British Columbia ("Corless"),

     PACIFIC WESTERN MORTGAGE CORPORATION, a British Columbia corporation with a registered office at 300 Steward Road, Salt Spring Island, British Columbia ("PWMC"); and

     COREY  SCHOLEFIELD,   of  Ladysmith  Street,  Victoria,   British  Columbia
("Scholefield").

     (EWG, Hutton, Corless, PWMC and Scholefield shall be collectively referred to as "VMI Stockholders"; and the parties to this Agreement will be hereinafter referred to as the "Parties" and each party as a "Party.")

     WHEREAS, the VMI Stockholders believe that VMI should become a wholly-owned operating subsidiary of a corporation, incorporated in the United States which is trading publicly on a stock market or quotation service in the United States; and

     WHEREAS, the VMI Stockholders further believe that the most efficient route to accomplish the above-stated objective is through the acquisition of VMI by a public-traded company or subsidiary thereof; and

     WHEREAS, VMII is a corporation incorporated in the United States and trading on the Over-the-Counter Bulletin Board; and

     WHEREAS, VMII has authorized, in addition to any other classes for common stock, a class of preferred stock consisting on one authorized share having voting and other rights identical to the Class "B" common stock of Cancorp and equal to the number of unexchanged B Common Shares of Cancorp; and

     WHEREAS, Cancorp has authorized two classes of common stock - Class "A" common stock ("Cancorp A Common Shares") each of which has one vote and Class "B" Common Stock ("Cancorp B Common Shares") which are nonvoting and are exchangeable on an antidilutive one-for-one basis for the shares of VMII; and

     WHEREAS, VMII is the sole stockholder of Cancorp owning one Cancorp A Common Share.

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the Parties agree as follows:

a) The VMI Stockholders will transfer all the issued and outstanding common shares of VMI ("VMI Shares") to Cancorp for 6,600,000 Cancorp B Common Shares; and Cancorp will issue 6,600,000 Cancorp B Common Shares to the VMI stockholders as consideration therefor divided among the VMI Stockholders as set forth after their names: EWG 2,650,000 shares, Hutton 1,750,000 shares, Corless 850,000 shares, PWMC 1,250,000 shares and Scholefield 100,000 shares.

b) The Cancorp B Common Shares to be issued to the VMI Stockholders will be held in trust by a trustee to be determined by the VMI Stockholders.

c)   The VMI  Stockholders  require that the transfer as set forth in paragraphs
     a) and b) above be subject to an election under ITA 854(N).

d) The Parties intend the understandings and actions contemplated in this Agreement will be embodied in a comprehensive set of documents on or before September 30, 1999.

     IN WITNESS WHEREOF the Parties have executed this Agreement as of the date and year first above written.


         Voice Mobility International, Inc.

         By: /s/William E. Krebs
         -----------------------------
             William E. Krebs

         3620697 Canada, Inc.

         By: /s/William E. Krebs
         --------------------------
             William E. Krebs


         Voice Mobility Inc.
                                                   /s/Jason David Corless
                                                   ------------------------
         By: /s/William E. Krebs                   Jason David Corless
         --------------------------
             William E. Krebs
                                                    /s/Corey Scholefield
         E. W. G. Investments Ltd.                  ----------------------
                                                    Corey Scholefield
         By: /s/Edith Marion Both
            ----------------------
            Edith Marion Both
            Its President                   Pacific Western Mortgage Corporation

         /s/James J. Hutton
         -----------------------            By:  /s/ William E. Krebs
         James J. Hutton                       ---------------------------
                                                 Its President